SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2002

SOBIESKI BANCORP, INC. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	0-25518 (Commission File Number)	35-1942803 (IRS Employer Identification No.)
2930 W. Cleveland Road, South Bend, Indiana (Address of principal executive offices)	46628 (Zip Code)

Registrant's telephone number, including area code (574) 271-8300

N/A (Former name or former address, if changed since last report)
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Item 5.   Other Events

              On July 29, 2002, Sobieski Bancorp, Inc. (the "Company") issued the press release attached hereto as Exhibit 99, announcing that its 2002 Annual Meeting of Stockholders will be held at 2:00 p.m., Eastern Standard Time, on October 28, 2002 at the Company's main office, located at 2930 W. Cleveland Road, South Bend, Indiana, and that voting record date for the meeting is September 20, 2002.

Item 7.   Financial Statements and Exhibits

          (c)       Exhibits

                       99      Press release dated July 29, 2002

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SOBIESKI BANCORP, INC.
Date:	July 29, 2002	/s/ Thomas F. Gruber Thomas F. Gruber, President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
99	Press Release dated July 29, 2002